                                                                    Exhibit 10.7


================================================================================




                        PRE-CLOSING AND ESCROW AGREEMENT


                                   dated as of

                                 April [ ], 1999


                                      among


                              THE BANK OF NEW YORK,

                             JEFFERIES GROUP, INC.,

                            JEF HOLDING COMPANY, INC.

                                       and

                        INVESTMENT TECHNOLOGY GROUP, INC.




================================================================================

                        PRE-CLOSING AND ESCROW AGREEMENT


         This Pre-Closing and Escrow Agreement (this "AGREEMENT"), dated as of April [ ], 1999, is hereby entered into by and among The Bank of New York, a New York banking corporation, as escrow agent (the "ESCROW AGENT"), Jefferies Group, Inc., a Delaware corporation ("JEFG"), JEF Holding Company, Inc., a Delaware corporation and a wholly owned subsidiary of JEFG ("HOLDING"), and Investment Technology Group, Inc., a Delaware corporation and an approximately 80.5% owned subsidiary of JEFG ("ITGI").


                                    RECITALS

         WHEREAS, JEFG and ITGI have entered into an Agreement and Plan of Merger, dated as of March 17, 1999 (the "MERGER AGREEMENT"), attached hereto as ANNEX I, pursuant to which (x) ITGI will merge (the "MERGER") with and into JEFG and (y) all outstanding shares of common stock, par value $0.01 per share, of ITGI (the "ITGI COMMON STOCK") will be canceled or converted into the right to receive shares of common stock, par value $0.01 per share, of JEFG (the "JEFG COMMON STOCK") in the manner set forth in the Merger Agreement;

         WHEREAS, JEFG and Holding have entered into a Distribution Agreement, dated as of March 17, 1999 (the "DISTRIBUTION AGREEMENT"), pursuant to which (x) JEFG will transfer to Jefferies & Company, Inc., a Delaware corporation and a wholly owned subsidiary of JEFG ("JEFCO"), prior to the time that JEFCO becomes a subsidiary of Holding in connection with the Contribution (defined below), and to Holding, and JEFCO and Holding will accept from JEFG, all of JEFG's assets other than the capital stock of ITGI held by JEFG (collectively, the "CONTRIBUTION"), and JEFG will assign to Holding (or to JEFCO, as appropriate), and Holding and JEFCO will assume from JEFG, all of JEFG's liabilities, excluding liabilities of or related to ITGI (the "ASSUMPTION") (such transfer and acceptance pursuant to the Contribution and such assignment and assumption pursuant to the Assumption being collectively referred to herein as the "TRANSFERS") and (y) all of the outstanding common stock of Holding will be distributed in a pro rata dividend (the "DISTRIBUTION") to JEFG's stockholders;

         WHEREAS, ITGI has declared and will pay a cash dividend in an amount equal to $4.00 per share to all holders of ITGI Common Stock, including JEFG (the "SPECIAL ITGI CASH DIVIDEND");

         WHEREAS, at the stockholders' meetings (the "STOCKHOLDERS' MEETINGS") held on April [ ], 1999, the stockholders of JEFG and ITGI have approved and adopted the Merger

Agreement and the stockholders of JEFG have approved the issuance of JEFG Common Stock to the stockholders of ITGI other than JEFG pursuant to the Merger Agreement;

         WHEREAS, all conditions to the Pre-Closing set forth in the Merger Agreement have been satisfied or waived;

         WHEREAS, JEFG and ITGI desire to deposit certain items, moneys, documents and instruments in connection with the transactions contemplated by the Merger Agreement and the Distribution Agreement into escrow with the Escrow Agent, to be held and released by the Escrow Agent upon the terms and subject to the conditions of this Agreement;

         WHEREAS, it is the expressed intention of JEFG and ITGI that, the deliveries into escrow having been made hereunder, the Merger occur on the fifth business day after the Stockholders' Meetings (which passage of time will allow five days of "when-issued" trading of the shares of common stock of Holding and of the surviving corporation in the Merger) unless either ITGI or JEFG delivers the certificate referred to in Section 5(c), and the escrow arrangements contemplated hereby will cause the Merger to so occur;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants contained in this Agreement, the parties hereby agree as follows:

1.       DEFINED TERMS.

         "DAY 0" means the date of the Stockholders' Meetings.

         "DAY 5" means the fifth business day following Day 0.

         "DISTRIBUTION AGENT" means EquiServe/First Chicago Trust Company of New York, in its capacity as distribution agent for the Distribution.

         "DIVIDEND PAYMENT DATE" means the business day following the date hereof.

         Unless otherwise defined in this Agreement, all capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Merger Agreement.

2.       PRE-CLOSING.

         JEFG represents and warrants to ITGI that the Merger Agreement (including the Charter Amendments) and the issuance of JEFG Common Stock in connection with the Merger have been approved and adopted by the requisite vote of JEFG's stockholders. ITGI represents and warrants to JEFG that the Merger Agreement has been approved and adopted by the requisite vote of ITGI's stockholders.

         JEFG and ITGI hereby acknowledge that the Pre-Closing has occurred.

         JEFG and Holding hereby acknowledge that all conditions to the Distribution set forth in the Distribution Agreement (other than the effectiveness of the Transfers and the release of the Special ITGI Cash Dividend pursuant hereto) have been satisfied or waived, and that all covenants in the Distribution Agreement to be performed prior to the Distribution have been complied with or waived.

         JEFG has delivered to ITGI, and ITGI acknowledges receipt from JEFG of, the items listed on SCHEDULE 1 hereto. ITGI has delivered to JEFG, and JEFG acknowledges receipt from ITGI of, the items listed on SCHEDULE 2 hereto.
SCHEDULE 3 hereto lists all other items delivered at the Pre-Closing.

3.       APPOINTMENT OF ESCROW AGENT.

         JEFG and ITGI hereby appoint the Escrow Agent, and the Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this Agreement.

4.       ESCROW.

         (A) ESTABLISHMENT OF ESCROW. The Escrow Agent hereby establishes an escrow (the "ESCROW"), which shall be maintained solely by the Escrow Agent in accordance with the provisions hereof. The items in Escrow shall be released by the Escrow Agent pursuant to and only in accordance with Section 5 hereof.

         (B) ITGI'S DELIVERIES INTO ESCROW. ITGI hereby delivers to the Escrow Agent to be held in the Escrow, and the Escrow Agent hereby acknowledges receipt of, the following:

                  (i) An amount in cash (the "ESCROWED CASH") equal to $ million ($4.00 times __________, the number of shares of ITGI Common Stock outstanding at the close of business on Day 0) to be used for payment of the Special ITGI Cash Dividend.

(C) JEFG'S DELIVERIES INTO ESCROW. JEFG hereby delivers to the Escrow Agent to be held in the Escrow, and the Escrow Agent hereby acknowledges receipt of, the following:

                  (i) Certificates representing all of the outstanding capital stock of each of JEFG's direct subsidiaries (excluding ITGI) and certificates representing all of the outstanding preferred stock of W&D Securities, Inc. ("W&D," and together with such direct subsidiaries, the "SUBSIDIARIES"), all as set forth in SCHEDULE 4 hereto, registered in the name of JEFG (the "OLD CERTIFICATES").

                  (ii) Signed stock powers or assignments with respect to each of the certificates referred to in (i), assigning all of JEFG's interests to Holding immediately following the release of funds in accordance with Section 5(A)(ii) herein and appointing [Jerry Gluck] as attorney to record the transfer of record ownership on the books of each of the Subsidiaries (the "STOCK POWERS").

                  (iii) All other instruments, documents and items to effectuate the consummation of all Transfers, all as listed on SCHEDULE 5 hereto (the "OTHER TRANSFER DOCUMENTS").

         (D) DELIVERIES INTO ESCROW BY BOTH ITGI AND JEFG. ITGI and JEFG hereby deliver to the Escrow Agent to be held in the Escrow, and the Escrow Agent hereby acknowledges receipt of, the following:

                  (i) An executed Certificate of Merger in the form of EXHIBIT A hereto.

5.       ACTIONS TO BE TAKEN BY ESCROW AGENT.

         For the avoidance of doubt, the parties agree that the Escrow Agent SHALL perform the actions specified in this Section 5 in accordance with the terms hereof without discretion and shall act only on instructions provided in the form of EXHIBIT B or EXHIBIT D hereto in accordance with this Section 5 and not on any other instruction (whether from JEFG, Holding or ITGI or from any third party) other than (x) a mutual written instruction from both JEFG and ITGI or (y) a judicial order or judgment. The parties further agree for the avoidance of doubt that there is no condition to the Escrow Agent's performance of its actions required by this Section 5 other than as specifically set forth in this
Section 5.

         (A) SPECIAL ITGI CASH DIVIDEND. On the date hereof, the Escrow Agent shall invest the Escrowed Cash in the J.P. Morgan Institutional Service Tax Exempt Money Market Fund, or such other fund directed in writing by ITGI.

         On the Dividend Payment Date, the Escrow Agent shall deliver, out of the Escrowed Cash, to the persons indicated below the amounts set forth opposite such name by wire transfer of same-day funds to the accounts specified:

           (i)    EquiServe      $________
                                 [wire instructions]

           (ii)   JEFG           $60,000,000
                                 Bank of New York
                                 New York, NY
                                 ABA # 021-000018
                                 Account # 890-0007-001
                                 Account Name: Jefferies & Company, Inc.

                                 Re:
                                 Attention:

           (iii)  ITGI           All interest accrued on the Escrowed Cash
                                 The Chase Manhattan Bank
                                 2100 Bartow Avenue, 3rd Floor
                                 Bronx, New York  10475
                                 ABA # 021-000021
                                 Account # 590-141864
                                 Account Name: ITG Inc - Concentration Account

         (B) TRANSFERS. As soon as possible following the distribution of the Special ITGI Cash Dividend in accordance with Section 5(A)(ii) hereof, the Escrow Agent shall release from the Escrow the Old Certificates, the Stock Powers and the Other Transfer Documents and hand deliver them to Holding c/o Jerry Gluck, Secretary and General Counsel of Holding. JEFG and Holding agree that such deliveries shall constitute the consummation of the Transfers.

         (C) DISTRIBUTION OF HOLDING COMMON STOCK. At 9:00 a.m. (Eastern time) on Day 5, unless at or prior to such time the Escrow Agent receives a certificate in the form of EXHIBIT B hereto from either JEFG or ITGI, the Escrow Agent shall deliver to the Distribution Agent a letter in the form of EXHIBIT C hereto (the "DISTRIBUTION LETTER").

         (D) FILING OF CERTIFICATE OF MERGER. Upon receipt on Day 5 of a letter from the Distribution Agent in the form of EXHIBIT D hereto, the Escrow Agent shall transmit the Certificate of Merger by facsimile to the following representative of CT Corporation with irrevocable instructions in the form of EXHIBIT E hereto to file it with the Secretary of State of the State of Delaware.

         [Name and fax number of CT representative]



6. LIMITATION OF THE ESCROW AGENT'S LIABILITY; RESPONSIBILITIES OF THE ESCROW AGENT.

         The Escrow Agent shall have no responsibility to JEFG or ITGI as a consequence of performance or non-performance by the Escrow Agent hereunder, except for any gross negligence, bad faith or willful misconduct of the Escrow Agent. In no event shall the Escrow Agent be liable (1) for acting in accordance with or relying upon any mutual written instruction, notice, demand, certificate or document (whether in its original or facsimile form) from both JEFG and ITGI,
(2) for relying upon a certificate in the form of EXHIBIT B hereto from either JEFG or ITGI or a letter in the form of EXHIBIT D hereto from the Distribution Agent, (3) for any consequential, punitive or special damages, (4) for the acts or omissions of its correspondents, designees, subagents or subcustodians chosen in due care or (5 ) by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war or the unavailability of the federal wire or telex or other wire or communication facility). No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement other than its duties and obligations specifically stated herein pursuant to this Agreement.

         The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein. The Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of JEFG, Holding or ITGI or to which any of them is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from JEFG, Holding or ITGI or any entity acting on their behalf.

         The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

         In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its reasonable discretion, refrain from taking any action other than retain possession of the escrow property, unless the Escrow Agent receives mutual written instructions, from both JEFG and ITGI, which eliminates such ambiguity or uncertainty.

         Subject to the last sentence of this paragraph, in the event of any dispute between or conflicting claims, demands or instructions by or among JEFG, ITGI or Holding and/or any other person or entity with respect to any escrow property, the Escrow Agent shall be entitled, in its reasonable discretion, to refuse to comply with any and all claims, demands or instructions with respect to such escrow property so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to JEFG, ITGI or Holding for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its reasonable discretion, either (i) such dispute or conflicting claims, demands or instructions shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the disputing or conflicting parties as evidenced in a writing reasonably satisfactory to the Escrow Agent or (ii) the Escrow

Agent shall have received security or an indemnity reasonably satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting. The Escrow Agent may, in addition, elect, in its reasonable discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its reasonable discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be deemed an expense covered by Section 7(b) hereof. Notwithstanding anything to the contrary in this paragraph, the Escrow Agent SHALL, and may not refuse to, comply with the specific instructions set forth in Section 5 hereof, and no claim, demand or instruction inconsistent with or not provided for in Section 5 hereof shall be deemed a conflicting claim, demand or instruction covered by this paragraph or the basis for a dispute covered by this paragraph.

         The Escrow Agent and its agents shall be entitled to rely upon any judicial order or judgment without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon any instrument (whether in its original or facsimile form) comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         The Escrow Agent may rely on the advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to the first sentence of this Section 6) shall not be liable for any action taken or omitted in accordance with such advice.

         The Escrow Agent shall not be called upon, nor shall it have any duty or obligation, to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any property deposited hereunder.

         No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

7.       COMPENSATION; EXPENSE REIMBURSEMENT; INDEMNITY.

         (A) COMPENSATION. JEFG and ITGI agree to pay to the Escrow Agent on the date hereof a fee equal to $__________ as compensation for its services as escrow agent hereunder.

         (B) EXPENSE REIMBURSEMENT. JEFG and ITGI shall reimburse the Escrow Agent upon request for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including com-pensation and the reasonable expenses and disbursements of its counsel. JEFG and ITGI agree to pay such amounts on the date hereof to the extent incurred or made through the date hereof; PROVIDED that JEFG and ITGI shall have been provided invoices therefor in reasonable detail.

         (C) INDEMNITY. JEFG and ITGI shall fully indemnify, hold harmless and defend the Escrow Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs and expenses, investigative fees and costs, legal fees and expenses and claims for damages, arising from the Escrow Agent's performance or non-performance, or in connection with its acceptance or appointment, as Escrow Agent, under this Agreement, except to the extent that such liability, expense or claim results from the gross negligence or willful misconduct of any of the foregoing persons. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of the law or public policy, JEFG and ITGI shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the persons indemnified hereunder.

         JEFG and ITGI shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the escrowed property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes.

         (D) SHARING OF COSTS. One half of all amounts payable under this
Section 7 shall be paid by each of JEFG and ITGI. As between JEFG and ITGI, JEFG and ITGI agree that any amount paid pursuant to this Section 7 or otherwise to the Escrow Agent under this Agreement shall constitute Transaction Expenses within the meaning of Section 7(d) of the Merger Agreement, whether or not incurred before or after the Effective Time, and JEFG and ITGI agree to pay such amounts in accordance with Section 7(d) of the Merger Agreement and Section
12.01 of the Distribution Agreement (regardless of the termination of either such agreement).

         (E) SURVIVAL. The provisions of this Section 7 shall survive any termination, satisfaction or discharge of this Agreement.

8.       TERMINATION.

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time only by the mutual written consent of JEFG and ITGI.

9.       MISCELLANEOUS.

         (A) ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Merger Agreement and the Ancillary Agreements, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. This Agreement may be amended only by a writing signed by a duly authorized representative of each party hereto.

         (B) HOLDING TO SUCCEED JEFG. Upon consummation of the Transfers, Holding shall succeed to, and JEFG shall be released from, all of JEFG's obligations hereunder.

         (C) NOTICES. All notices and communications under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly given when addressed as follows:

         If to the Escrow Agent to:

                           The Bank of New York
                           101 Barclay Street, Floor 12 East
                           New York, NY  10286
                           Attention: Sharia Jones-Bey/Corporation Trust
                                      Administration
                           Facsimile: (212) 815-7181

         If to ITGI, to:

                           Investment Technology Group, Inc.
                           380 Madison Avenue, 4th Floor
                           New York, New York  10017
                           Attention:  Chief Financial Officer
                           Facsimile: (212) 444-6490

                  With a copy to:

                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, New York  10005
                           Attention:  Immanuel Kohn, Esq.
                           Facsimile: (212) 269-5420

         If to JEFG prior to the Transfers or Holding, to:

                           Jefferies Group, Inc.
                           11100 Santa Monica Boulevard, 11th Floor
                           Los Angeles, California  90025
                           Attention:  Chief Financial Officer
                           Facsimile: (310) 914-1013

                  With a copy to:

                           Morgan, Lewis & Bockius LLP
                           1701 Market Street
                           Philadelphia, Pennsylvania  19103-2921
                           Attention:  Brian J. Lynch, Esq.
                           Facsimile: (215) 963-5299

         Such notices shall be deemed received (i) as of the date of delivery by hand delivery or facsimile, (ii) one business day after such notice is given to a national overnight delivery service or (iii) five business days after placed in the United States mail, provided such mail is sent by certified mail with return receipt requested; provided, however, that notices to the Escrow Agent shall be deemed received only when actually received by the Escrow Agent's Corporate Trust Administration. Either party may, by written notice so delivered to the other party, change the address to which delivery of any notice shall thereafter be made.

         (D) TIME. Time is of the essence with respect to each provision of this Agreement.

         (E) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

         (F) CAPTIONS; COUNTERPARTS. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         (G) PUBLIC REFERENCES. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "The Bank of New York" by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Escrow Agent, except that any proxy statement relating to the Stockholders' Meetings may refer to the Bank of New York as escrow agent under this Agreement.

         (H) TAX MATTERS. The Escrow Agent does not have any interest in the escrowed property deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from the Escrow shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certification. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the escrowed property and it not responsible for any other reporting. This Section 9(h) and Section 9(g) shall survive notwithstanding any termination of this Agreement.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

                                        THE BANK OF NEW YORK



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        JEFFERIES GROUP, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        JEF HOLDING COMPANY, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        INVESTMENT TECHNOLOGY GROUP, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                Exhibit A to the
                                                                Escrow Agreement
                                                                ----------------

                              CERTIFICATE OF MERGER

                                       OF

                              JEFFERIES GROUP, INC.

                                       AND

                        INVESTMENT TECHNOLOGY GROUP, INC.


It is hereby certified that:

         1. The constituent business corporations participating in the merger herein certified are:

                (i) Jefferies Group, Inc. ("JEFG"), which is incorporated under the laws of the State of Delaware; and the date of filing of the original certificate of incorporation of this constituent corporation with the Secretary
of State of the State of Delaware is          ; and

                (ii) Investment Technology Group, Inc. ("ITGI"), which is incorporated under the laws of the State of Delaware; and the date of filing of the original certificate of incorporation of this constituent corporation with the Secretary of State of the State of Delaware is .

         2. An Agreement and Plan of Merger, dated as of March 17, 1999, between JEFG and ITGI (the "Merger Agreement"), has been approved, adopted, certified, executed, and acknowledged (i) by JEFG in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware; and (ii) by ITGI in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.

         3. The surviving corporation in the merger herein certified is JEFG, which will continue its existence as said surviving corporation under the name Investment Technology Group, Inc. upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

         4. The Amended and Restated Certificate of Incorporation of the surviving corporation is to be amended and restated in its entirety by reason of the merger herein certified and shall read as follows:

                     [INSERT APPENDIX A TO MERGER AGREEMENT]
and said Certificate of Incorporation as so amended shall be the Certificate of Incorporation of said surviving corporation until further amended and changed in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         5. The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        Investment Technology Group, Inc.
                               380 Madison Avenue
                            New York, New York 10017

         6. A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

         7. This Certificate of Merger shall become effective at the time of filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, this Certificate of Merger is hereby signed upon behalf of each of the constituent corporations parties hereto.


Dated:  April [  ], 1999

                                        JEFFERIES GROUP, INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        INVESTMENT TECHNOLOGY GROUP, INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                Exhibit B to the
                                                                Escrow Agreement
                                                                ----------------

                                                                          , 1999


The Bank of New York
101 Barclay Street
Floor 12 East
New York, NY  10286
Attention: Sharia Jones-Bey/Corporation Trust Administration
Facsimile: (212) 815-7181

[Jefferies Group, Inc.
11100 Santa Monica Boulevard, 11th Floor
Los Angeles, California  90025
Attention:  Chief Financial Officer
Facsimile: (310) 914-1013]


[Investment Technology Group, Inc.
380 Madison Avenue, 4th Floor
New York, New York  10017
Attention: Chief Financial Officer
Facsimile: (212) 444-6490]

         Reference is made to the Pre-Closing and Escrow Agreement dated as of April [ ], 1999 (the "ESCROW AGREEMENT") by and among The Bank of New York, as escrow agent, Jefferies Group, Inc. ("JEFG"), and Investment Technology Group, Inc. ("ITGI"). This is a certificate referred to in Section 5(c) of the Escrow Agreement.

         We hereby inform [Jefferies Group, Inc.] [Investment Technology Group, Inc.] that the condition referred to in Section [11(b)] [11(c)] of the Merger Agreement referred to in the Escrow Agreement is not satisfied.

                                        Very truly yours,

                                        [INVESTMENT TECHNOLOGY GROUP, INC.]
                                        [JEFFERIES GROUP, INC.]




                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


cc:  [Cahill Gordon & Reinel
     80 Pine Street
     New York, New York  10005
     Attention: Immanuel Kohn, Esq.
     Facsimile: (212) 269-5420]

     [Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, Pennsylvania  19103-2921
     Attention: Brian J. Lynch, Esq.
     Facsimile: (215) 963-5299]

                                                                Exhibit C to the
                                                                Escrow Agreement
                                                                ----------------

                                                                   [Day 5], 1999


EquiServe/First Chicago Trust Company of New York
Mail Suite 4690
Jersey City, New Jersey  07303-2532
Attention:


         Reference is made to the Pre-Closing and Escrow Agreement dated as of April [ ], 1999 by and among The Bank of New York, as escrow agent, Jefferies Group, Inc. ("JEFG"), and Investment Technology Group, Inc. ("ITGI"), and the agreement among JEFG, ITGI and you referred to in Schedule 3 thereof.

         Pursuant to such agreements, we hereby irrevocably instruct you to transmit the electronic instructions to The Depository Trust Company to effect the distribution, through the book-entry facilities of The Depository Trust Company or the direct registration system, to each holder of record of common stock of Jefferies Group, Inc., a Delaware corporation, as of the close of business on April [ ], 1999 of one share of common stock of JEF Holding Company, Inc., a Delaware corporation, for each share of common stock of Jefferies Group, Inc. held of record by such holder as of such time.


                                        Very truly yours,

                                        THE BANK OF NEW YORK



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                Exhibit D to the
                                                                Escrow Agreement
                                                                ----------------


                                                                   [Day 5], 1999


The Bank of New York
101 Barclay Street
Floor 12 East
New York, NY  10286
Attention: Sharia Jones-Bey/Corporation Trust Administration
Facsimile: (212) 815-7181


         We hereby advise you that we have transmitted the electronic instructions to The Depository Trust Company to effect the distribution, through the book-entry facilities of The Depository Trust Company, to each holder of record of common stock of Jefferies Group, Inc., a Delaware corporation, as of the close of business on April [ ], 1999 of one share of common stock of JEF Holding Company, Inc., a Delaware corporation, for each share of common stock of Jefferies Group, Inc. held of record by such holder as of the close of such time.

                                        Very truly yours,

                                        EQUISERVE/FIRST CHICAGO TRUST
                                        COMPANY OF NEW YORK




                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                Exhibit E to the
                                                                Escrow Agreement
                                                                ----------------


                                                                   [Day 5], 1999


CT Corporation
[Address]


         We hereby irrevocably instruct you to file the attached Certificate of Merger of Investment Technology Group, Inc. with and into Jefferies Group, Inc., with Jefferies Group, Inc. surviving the merger, immediately with the Secretary of State of the State of Delaware.


                                        Very truly yours,

                                        THE BANK OF NEW YORK



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: